EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vitasti, Inc.  (the “Company”) on Form 10-QSB for the period ended March  31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tammy-Lynn McNabb, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 23, 2005
By: /s/ TAMMY-LYNN MCNABB

Name:  Tammy-Lynn McNabb
Title:    Chief Executive Officer